Exhibit 10.22(a)

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Amendment Agreement”) is made on this the 24th day of September, 2004:

BY AND BETWEEN

1.	Mukul Murthy, a national of the United States of America aged 12 years residing at 33245, Lark Way, Fremont California 94555, USA represented by Swarna Murthy (“MM”) in her capacity as custodian;

2.	Nirav Murthy, a national of the United States of America aged 8 years residing at 33245, Lark Way, Fremont California 94555, USA represented by Swarna Murthy (“NM”) in her capacity as custodian;

3.	Swarna Murthy, an Indian national residing at 2086, Boxwood Bay, Fremont, California 94539, USA in her capacity as custodian (the “Trustee”) for MM and NM;

4.	Phaneesh Murthy, a national of the United States of America aged 41 years residing at 33245, Lark Way, Fremont California 94555, USA (“PM”);

5.	Amit Sethi, an Indian national aged 44 years residing at 34276, North Wind Terrace, Fremont California 94555, USA (“AS”);

6.	Kanth Miriyala, a national of the United States of America aged 39 years residing at 499 Quail Drive, Naperville, IL 60565, USA (“KM”) (PM, AS and KM shall be jointly referred to as “Founders”);

7.	Quintant Services Limited, a company incorporated under the [Indian] Companies Act, 1956, as amended (the “Companies Act”) with its registered office at 158 - 162 (P) & 165 (P) -170 (P), EPIP II Phase, Whitefield, Bangalore—560 0066, India (“Company”);

8.	iGATE Corporation, a Pennsylvania corporation with its principal place of business at 1000 Commerce Drive, Suite 200, Pittsburgh, PA 15275, USA (“iGATE”)

MM, NM, the Trustee, PM, AS, KM, the Company and iGATE shall hereinafter jointly be referred to as the “Parties” and severally as the “Party”.

WHEREAS

A.	MM, NM, the Trustee, PM, AS, KM, the Company and iGATE are parties to a ADR Purchase Agreement dated August 10th, 2004 (the “ADR Purchase Agreement”).

B.	The parties to the ADR Purchase Agreement desire to amend the ADR Purchase Agreement in the manner set forth in this Amendment Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment Agreement hereby agree as follows:

AGREEMENT

1.	Annexure A, Annexure B & Annexure C of the ADR Purchase Agreement shall be replaced with the Annexures appended to this amendment agreement.

2.	Section 2.3 (b) of the ADR Purchase Agreement the amount “USD 6,488,362 (US Dollars Six Million Four Hundred Eighty Eight Thousand Three Hundred Sixty Two Only)” shall be replaced with “USD 6,835,929 (US Dollars Six Million Eight Hundred Thirty Five Thousand Nine Hundred Twenty Nine only)”.

3.	Section 2.4 of the ADR Purchase Agreement the date “September 25, 2004” shall be replaced with “October 23, 2004”.

4.	This Amendment Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

5.	This Amendment Agreement may not be modified or waived except in writing executed by all parties to this Agreement.

6.	This Amendment Agreement shall be governed by the laws of India.

[signature page on following page]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed on the day and year first written above.

MUKUL MURTHY REPRESENTED BY HIS CUSTODIAN SWARNA MURTHY

/s/ SWARNA MURTHY

NIRAV MURTHY REPRESENTED BY HIS CUSTODIAN SWARNA MURTHY

/s/ SWARNA MURTHY

SWARNA MURTHY

/s/ SWARNA MURTHY

PHANEESH MURTHY

/s/ PHANEESH MURTHY

AMIT SETHI

/s/ AMIT SETHI

KANTH MIRIYALA

/s/ KANTH MIRIYALA

iGATE CORPORATION

By:	/s/ MICHAEL J. ZUGAY
Name: Michael J. Zugay
Title: CFO

QUINTANT SERVICES LIMITED

By:	/s/ MUKUND SRINATH
Name: Mukund Srinath
Title: Authorised Signatory

Annexure A

Details with respect to the ADR Purchase

Name	No. of Quintant ADRs to be encashed	Cash to be paid (In ‘USD)
Mukul Murthy represented by his custodian Swarna Murthy	10000	3,095,934
Nirav Murthy represented by his custodian Swarna Murthy	10000	3,095,934
Amit Sethi	5833	1,805,860
Kanth Miriyala	5833	1,805,860

Total	31666	9,803,588

Annexure B

Details with respect to consideration to be paid to the Selling ADR holders upon the signing of this Agreement

Name	Cash to be paid (In ‘USD)
Mukul Murthy represented by his custodian Swarna Murthy	986,034
Nirav Murthy represented by his custodian Swarna Murthy	986,034
Amit Sethi	641,132
Kanth Miriyala	354,459

Total	2,967,659

Annexure C

Details with respect to the consideration to be paid to the Selling ADRholders upon Closing

Name	Cash to be paid (In ‘USD)
Mukul Murthy represented by his custodian Swarna Murthy	2,109,900
Nirav Murthy represented by his custodian Swarna Murthy	2,109,900
Amit Sethi	1,164,728
Kanth Miriyala	1,451,401

Total	6,835,929